UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2005
Date of Report
(Date of earliest event reported)

SCIENTIFIC TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Oregon	0-12254	77-0170363
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6550 Dumbarton Circle
Fremont, CA    94555
(Address of principal executive offices including zip code)

(510) 608-3400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 19, 2005, Ralph Marimon, the chief financial officer of Scientific Technologies Inc. ("STI"), announced that he will be resigning from his position to pursue another opportunity. Mr. Marimon's resignation will be effective on June 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005	Scientific Technologies Inc.
By: /s/ Joseph J. Lazzara Joseph J. Lazzara Chief Executive Officer